Income Tax:	12 Months Ended
Dec. 31, 2019
Income Tax: [Abstract]
Income Tax:

Note 10.    Income Tax:

Income tax benefit for the years ended December 31, 2019 and 2018 differs from the amount that would result from applying Canadian tax rates to net income before taxes. These differences result from the items noted below:

	2019		2018
	Amount	%	Amount	%
Income tax expense (benefit) based on Canadian tax rates	$ (4,373,701)	(25)	$ 8,016,735	25
Increase (decrease) due to:
Different tax rates on foreign subsidiaries	305,766	2	(570,196)	(2)
Non-deductible expenses	81,592	-	1,016,377	3
Withholding tax	-	-	5,983,324	19
Worthless stock write-off	(4,347,907)	(25)	(12,712,678)	(40)
Previously unrecognized tax benefits	-	-	(13,197,148)	(41)
Change in valuation allowance and other	3,986,343	23	1,493,469	5
	$ (4,347,907)	(25)	$ (9,970,117)	(31)

The Company recorded income tax benefit of $4.3 million and $10.0 million for the years ended December 31, 2019 and 2018, respectively. We have recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced in the near term if our estimate of future taxable income changes. The Company has an income tax receivable of $10.8 million related to prior year overpayments, which includes $4.3 million recorded during the twelve months ended December 31, 2019, resulting from revisions to management's estimates of the timing and amount of deductions available to the Company's U.S. subsidiary associated with the write-off of certain subsidiaries. The Company has filed an amended return which meets the recognition threshold for refund receivable as of December 31, 2019.

The income tax recovery for the year ended December 31, 2018 is a result of the deduction of capitalized costs incurred in the development of the Mining Data, the recognition of previously unrecognized Canadian tax losses, and the write-off of investments in subsidiaries that were dissolved during 2018. The tax benefit of the capitalized costs had not been recognized prior to the third quarter of 2018 when Venezuela completed all of the payments due under the agreement for sale of the Mining Data. The components of the Canadian and U.S. deferred income tax assets and liabilities as of December 31, 2019 and 2018 were as follows:

	December 31,
	2019	2018
Deferred income tax assets
Net operating loss carry forwards	$34,569,939	$31,362,816
Property, Plant and Equipment	4,742,961	3,226,994
Other	1,623,503	1,652,114
	40,936,403	36,241,924
Valuation allowance	(40,915,022)	(36,202,109)
	$21,381	$39,815

Deferred income tax liabilities
Other	(21,381)	(39,815)
Net deferred income tax liability	$-	$-

At December 31, 2019, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

U.S.	Canadian	Expires
	$2,016,148	2026
	3,741,708	2027
	14,261,686	2028
	13,515,905	2029
	16,698,149	2030
	18,698,061	2031
	5,425,100	2032
	7,886,980	2033
	9,138,261	2034
	13,044,194	2035
	15,508,174	2036
	11,695,291	2037
	422,267	2038
	4,231,821	2039
2,376,205
$2,376,205	136,283,745